           AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 2, 1999

                                                      REGISTRATION NO. 333-_____
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                               STAC SOFTWARE, INC.
             (Exact name of Registrant as specified in its charter)

                Delaware                                    95-3825313
      (State or other jurisdiction                       (I.R.S. Employer
    of incorporation or organization)                 Identification Number)

                                   ----------

                             12636 High Bluff Drive
                               San Diego, CA 92130
                    (Address of principal executive offices)

                                   ----------

                             1992 STOCK OPTION PLAN

                 1992 Non-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                            (Full title of the plans)

                                   ----------

                                  John T. Ticer
                      President and Chief Executive Officer
                               STAC SOFTWARE, INC.
                             12636 High Bluff Drive
                           San Diego, California 92130
                     (Name and address of agent for service)

                                   ----------

                                 (619) 794-4300
          (Telephone number, including area code, of agent for service)

                                   Copies to:
                              Thomas A. Coll, Esq.
                               COOLEY GODWARD LLP
                        4365 Executive Drive, Suite 1100
                               San Diego, CA 92121
                                 (619) 550-6000

                                   ----------

                                     CALCULATION OF REGISTRATION FEE

=========================================================================================================
                                                  PROPOSED MAXIMUM    PROPOSED MAXIMUM
     TITLE OF SECURITIES            AMOUNT TO      OFFERING PRICE         AGGREGATE          AMOUNT OF
      TO BE REGISTERED            BE REGISTERED     PER SHARE(1)      OFFERING PRICE(1)  REGISTRATION FEE
---------------------------------------------------------------------------------------------------------
Common Stock, $.001 par value    7,867,148 shares      $.8125           $6,392,057.70       $1,776.99

=========================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rules 457(c) and (h)(1). The price per share and the aggregate offering price are calculated on the basis of the average of the high and low sales prices of Registrant's Common Stock on March 31, 1999 as reported on the Nasdaq National Market for shares issuable under the 1992 Stock Option Plan and the 1992 Non-Employee Directors' Stock Option Plan.

             INCORPORATION OF REFERENCE OF CONTENTS OF REGISTRATION
                STATEMENT ON FORM S-8 NOS. 33-50038 AND 333-4346

This Registration Statement on Form S-8 is being filed for the purpose of registering (1) an additional 7,373,363 shares of the Company's Common Stock to be issued pursuant to the Company's 1992 Stock Option Plan, as amended (the "1992 Plan") and (2) an additional 493,785 shares of the Company's Common Stock to be issued pursuant to the Company's 1992 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). The Registration Statements on Form S-8 previously filed with the Commission relating to the 1992 Plan and the Directors' Plan (File Nos. 33-50038 and 333-4346) are incorporated by reference herein.


                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION OF DOCUMENT
------      -----------------------
5.1         Opinion of Cooley Godward LLP.
23.1        Consent of PricewaterhouseCoopers LLP.
23.2        Consent of Cooley Godward LLP is contained in Exhibit 5.1
            to this Registration Statement.
24.1        Power of Attorney is contained on the signature page.
99.1        Registrant's 1992 Stock Option Plan, as amended.
99.2        Registrant's 1992 Non-Employee Directors' Stock Option Plan,
            as amended.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on the 2nd day of April, 1999.

                                       STAC SOFTWARE, INC.


                                       By: /s/ JOHN T. TICER
                                           -------------------------------------
                                           John T. Ticer
                                           Chief Executive Officer and President

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John T. Ticer and Clifford L. Flowers, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


             SIGNATURES                             TITLE                           DATE
             ----------                             -----                           ----
        /s/ JOHN T. TICER
----------------------------------      Chief Executive Officer, President      April 2, 1999
          (John T. Ticer)                 And Director (Principal Executive
                                          Officer)
     /s/ CLIFFORD L. FLOWERS
----------------------------------      Executive Vice President of Finance,    April 2, 1999
       (Clifford L. Flowers)              and Chief Financial Officer
                                          (Principal Financial Officer)
         /s/ GARY W. CLOW
----------------------------------      Chairman of the Board of Directors      April 2, 1999
           (Gary W. Clow)

             SIGNATURES                             TITLE                           DATE
             ----------                             -----                           ----
      /s/ ROBERT W. JOHNSON
----------------------------------      Director                                April 2, 1999
        (Robert W. Johnson)

        /s/ ANTONIO PEREZ
----------------------------------      Director                                April 2, 1999
          (Antonio Perez)

      /s/ PETER D. SCHLEIDER
----------------------------------      Director                                April 2, 1999
        (Peter D. Schleider)

        /s/ COREY M. SMITH
----------------------------------      Director                                April 2, 1999
          (Corey M. Smith)

                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION OF DOCUMENT
------     -----------------------
5.1        Opinion of Cooley Godward LLP.
23.1       Consent of PricewaterhouseCoopers LLP.
23.2       Consent of Cooley Godward LLP is contained in Exhibit 5.1
           to this Registration Statement.
24.1       Power of Attorney is contained on the signature page.
99.1       Registrant's 1992 Stock Option Plan, as amended.
99.2       Registrant's 1992 Non-Employee Directors' Stock Option Plan,
           as amended.